UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 9, 2014

         HII TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

                      Delaware

0-30291

03-0453686

     (State or other jurisdiction                                            (Commission                                     (IRS Employer

             of incorporation)                                                     File Number)                                 Identification No.)

                                                 8588 Katy Freeway, Suite 430, Houston, Texas

     77024

                                                       (Address of principal executive offices)                                  (Zip Code)

Registrant’s telephone number, including area code:

(713) 821-3157

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Departure of Principal Officers

Effective December 9, 2014, Matthew C. Flemming resigned as our Chief Financial Officer.  Mr. Flemming will continue to serve as our President and Chief Executive Officer.

Appointment of Principal Officers

Effective December 9, 2014, our board of directors appointed Acie Palmer as our Chief Financial Officer.   We have agreed to pay Mr. Palmer an annual salary of $180,000.   For the first year of employment, we have also agreed to pay Mr. Palmer a bonus of not less than $36,000 on or before December 10, 2015.  All other performance bonuses will be determined by the Compensation Committee of the Board of Directors, in their sole discretion. In addition to his base salary and performance bonus, we granted Mr. Palmer a five-year option to purchase 500,000 shares of our common stock at an exercise price of $0.57 per share.   These options will vest monthly over a 3-year period.  We also granted Mr. Palmer a stock purchase right to purchase up to $50,000 of our common stock at a 3% discount to the closing price on the date such right is exercised.  On December 9, 2014, Mr. Palmer exercised this right and purchased 95,456 shares of our common stock at a price of $0.5238 for an aggregate purchase price of $50,000. These shares are being issued as restricted securities and have a legend stating the shares have not been registered under the Securities Act of 1933, as amended and setting forth or referring to the restrictions on transferability and the sale of the shares under the Securities Act.  We relied on the exemption provided by Rule 4(2) and/or Rule 506 of the Securities Act of 1933, as amended, for the issuance of these shares.  The proceeds are being used for working capital and general corporate purposes.

Acie Palmer, 57, has served as our Chief Financial Officer since December 9, 2014.  From January 2013 to March 2014, Mr. Palmer served CFO of Certus Energy Solutions, LLC, an independent downhole tool rental company, headquartered in Houston, Texas.  From November 2010 through December 2012, Mr. Palmer served in various roles at Key Energy Services (NYSE KEG), an energy productions service firm located in Houston, Texas, most recently in the role Vice President of Operations. From December 2008 to October 2010, Mr. Palmer served as division controller for Basic Energy Services (NYSE BAS), an oilfield well site service provider based in Forth Worth Texas.  Mr. Palmer received his bachelors of science and masters of science degrees in accounting from the University of Texas—Pan American.  Mr. Palmer is a certified public accountant (CPA) licensed in Texas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HII TECHNOLOGIES INC.

(Registrant)

Date:  December 15, 2014

By: /s/ Matthew C. Flemming_____________

Matthew C. Flemming

President and Chief Executive Officer

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